UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 20, 2008

Career Education Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2895 Greenspoint Parkway, Suite 600, Hoffman Estates, IL	60169
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 781-3600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 20, 2008, the board of directors (the “Board”) of Career Education Corporation (the “Company”) appointed David W. Devonshire and Edward A. Snyder to the Board. Mr. Devonshire previously served as the Executive Vice President and Chief Financial Officer of Motorola, Inc. Mr. Snyder is currently the Dean and George Pratt Shultz Professor of Economics at the University of Chicago Graduate School of Business. The Board has not yet determined on which of its committees Mr. Devonshire and Mr. Snyder will serve.

In connection with their appointment to the Board, Mr. Devonshire and Mr. Snyder were each granted options to purchase 18,000 shares of the Company’s common stock at an exercise price equal to the closing price of the common stock on the date of their appointment to the Board. One-third of the options granted vest on the grant date and on each of the first two anniversaries of the grant date.

In addition, on March 20, 2008, the Board appointed Steven H. Lesnik to serve as non-executive Chairman of the Board following the resignation by Robert E. Dowdell from that position. Mr. Dowdell also informed the Board that he will not stand for re-election to the Board at the Company’s Annual Meeting to be held on May 13, 2008.

Attached hereto as Exhibit 99.1 is a copy of the press release dated March 24, 2008, which is incorporated herein by reference, announcing the appointments of Mr. Devonshire and Mr. Snyder to the Board, the appointment of Mr. Lesnik as the Chairman of the Board replacing Mr. Dowdell, and the decision by Mr. Dowdell not to stand for re-election to the Board at the Company’s Annual Meeting to be held on May 13, 2008.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits
99.1	Press Release of Career Education Corporation dated March 24, 2008, announcing the appointments of David W. Devonshire and Edward A. Snyder to its Board, the appointment of Mr. Lesnik as the Chairman of the Board replacing Mr. Dowdell, and the decision by Mr. Dowdell not to stand for re-election to the Board at the Company’s Annual Meeting to be held on May 13, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREER EDUCATION CORPORATION

By:	/s/ Michael J. Graham
Michael J. Graham
Executive Vice President and Chief Financial Officer

Dated: March 25, 2008

Exhibit Index

Exhibit Number	Description of Exhibits
99.1	Press Release of Career Education Corporation dated March 24, 2008, announcing the appointments of David W. Devonshire and Edward A. Snyder to its Board, the appointment of Mr. Lesnik as the Chairman of the Board replacing Mr. Dowdell, and the decision by Mr. Dowdell not to stand for re-election to the Board at the Company’s Annual Meeting to be held on May 13, 2008.